24

                                    EXHIBIT I

                                     FORM OF
                            SAR ASSIGNMENT AGREEMENT

         This Agreement is made as of December 2, 1998, between (1) [NICHOLAS E.
TOUSSAINT][RAYMOND   O'S.  KELLY]  ("Assignor"),   and  (2)  CADMUS  CORPORATION
("Assignee").

         1. Assignor is the holder of [360,000][90,000] stock appreciation rights (the "SARs") granted to him by Bell National Corporation, a California corporation (the "Company"), under that certain Stock Appreciation Rights Agreement, dated as of November 20, 1989, as amended (I.E., extended) by that certain letter agreement, dated November 15, 1995, (in each case) between the Company and the Assignor (such Agreement as so amended, the "SAR Agreement"). Assignor hereby agrees to sell and assign to Assignee the SARs and all of Assignor's rights, title and interests in, to and under the SAR Agreement (collectively with the SARs, the "SAR Rights") for an aggregate purchase price of [$16,875][$4,218.75].

         2. Assignee hereby represents and warrants (as to itself) to Assignor, and Assignor hereby represents and warrants (as to itself) to Assignee, that:
(a) such party has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (b) the execution, delivery and performance by such party of this Agreement do not and will not violate any law, rule or regulation of the jurisdiction under which it is organized, any other law, rule or regulation applicable to it or any other agreement, document or instrument to which it is a party or by which it or any of its properties and assets are bound, (c) this Agreement constitutes such party's legal, valid and binding obligation enforceable against such party in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general applicability affecting enforcement of creditors' rights generally or by a court's discretion in relation to equitable remedies, (d) all approvals, authorizations or other actions by, and or filings and registrations with, any governmental authority necessary for the validity or enforceability of such party's obligations under this Agreement have been obtained and are in full force and effect, and (e) no broker, finder or other person or entity acting pursuant to the authority of such party is entitled to any broker's fee or other commission in connection with the transactions contemplated by this Agreement.

         3. Assignee hereby further represents, warrants and acknowledges to Assignor as follows: (a) Assignee is purchasing and acquiring the SAR Rights for its own account for investment purposes only and not with a view to, or for resale in connection with, any "distribution" for purposes of federal securities laws, (b) Assignee understands that the SARs and other SAR Rights have not been registered under the securities laws and are transferable only pursuant to an exemption therefrom, (c) Assignee is aware of the Company's capitalization, businesses, financial condition and results of operations and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase and acquire the SAR Rights, and (d) Assignee has such knowledge, sophistication and experience in business, financial and investment matters so as to be capable of evaluating the merits and risks of entering into this Agreement and consummating the transactions contemplated hereby.

         4. Assignor hereby further represents, warrants and acknowledges to Assignee that: (a) Assignor is the legal beneficial owner of the SAR Rights and holds and will convey to Assignee hereunder good and marketable title to the SAR Rights free and clear of any and all liens, adverse claims and restrictions, (b) Assignor has had the opportunity to ask questions and receive answers concerning the Company, including its capitalization, businesses, financial condition and results of operations, and (c) Assignor has such knowledge, sophistication and experience in business, financial and investment matters so as to be capable of evaluating the merits and risks of entering into this Agreement and consummating the transactions contemplated hereby.

         5. The sale and assignment of the SAR Rights hereunder shall be consummated and become effective upon the delivery by Assignor to Assignee of its good check made payable to the order of Assignor in the amount of [$16,875][$4,218.75]. Assignee hereby agrees to be bound by the terms and conditions of the SAR Agreement with respect to the SAR Rights upon such consummation and effectiveness.

         6. This Agreement shall be binding upon the transferees, successors, assigns and legal representatives of the parties. This Agreement constitutes the full, complete and final agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect to the subject matter hereof. This Agreement may be executed in counterparts, each of which shall be deemed an original but which all together shall constitute one and the same instrument.

         7. By executing this Agreement, the Company is only (a) consenting to and approving the sale and assignment of the SAR Rights provided for herein, notwithstanding anything to the contrary set forth in Section 7 of the SAR Agreement, and (b) agreeing to recognize Assignee, for all purposes of the SAR Agreement, as the permitted assignee of Assignor and as the "Holder" of the SARs granted thereunder.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

ASSIGNOR:                                         ASSIGNEE:

                                                  CADMUS CORPORATION


                                                  By:
-----------------------                                -------------------
[NICHOLAS E. TOUSSAINT]                                Thomas R. Druggish
[RAYMOND O'S. KELLY]                                   Vice President

                                                  THE COMPANY:

                                                  BELL NATIONAL CORPORATION


                                                  By:
                                                       -------------------
                                                       Alexander M. Milley
                                                       President

THIS SCHEDULE 13D AMENDMENT WAS PREVIOUSLY FILED IN PAPER FORMAT AND IS NOW BEING FILED (WITHOUT EXHIBITS) PURSUANT TO RULE 101(a)(2)(ii) OF REGULATION S-T AND RULE 13d-2(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13D**

                    Under the Securities Exchange Act of 1934
                               (Amendment No. 2)*

                            Bell National Corporation
         --------------------------------------------------------------
                                (Name of Issuer)

                      Common Stock, No Par Value Per Share
         --------------------------------------------------------------
                         (Title of Class of Securities)

                                    078142106
                   -------------------------------------------
                                 (CUSIP Number)

                              Mr. W. Robert Cotham
               2600 First City Bank Tower, Fort Worth, Texas 76102
                                 (817) 390-8465
         --------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                November 20, 1989
                   -------------------------------------------
                      (Date of Event which Requires Filing
                               of this Statement)

Check the following box if a fee is being paid with the statement [ ].

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

**The total number of shares reported herein is 2,274,746, which constitutes approximately 41.1% of the total number of shares outstanding, assuming, pursuant to Rule 13d-3(d)(1)(i), that there are 5,534,989 shares outstanding. Unless otherwise specifically stated, all ownership percentages set forth herein assume that there are 4,577,616 shares outstanding.

Exhibit index is located at page 24 herein

                        (Continued on following page(s))

                               Page 1 of 27 Pages

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 2 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         The Airlie Group, L.P.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         WC
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        453,176 (1)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                       -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              453,176 (1)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         9.9%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------

(1)  Power is exercised through its sole general partner, EBD, L.P.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 3 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         EBD, L.P.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        453,176 (1)(2)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                       -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              453,176 (1)(2)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         9.9%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------

(1) Power is exercised through its two general partners, Dort A. Cameron, III and TMT-FW, Inc.
(2) Solely in its capacity as the sole general partner of The Airlie Group, L.P.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 4 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Dort A. Cameron, III
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Dort A. Cameron, III is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                             -0-
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                  453,176 (1)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                              453,176 (1)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         9.9%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

(1)  Solely in his capacity as one of two general partners of EBD, L.P.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 5 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         TMT-FW, Inc.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Texas
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                             -0-
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                  453,176 (1)(2)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                              453,176 (1)(2)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         9.9%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         CO
--------------------------------------------------------------------------------

(1)  Power is exercised through its President, Thomas M. Taylor.
(2)  Solely in its capacity as one of two partners of EBD, L.P.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 6 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Thomas M. Taylor
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Thomas M. Taylor is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                             -0-
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                  453,176 (1)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                              453,176 (1)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         9.9%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

(1)  Solely in his capacity as the President of TMT-FW, Inc.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 7 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Alexander M. Milley
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Alexander M. Milley is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        1,512,514 (1)(2)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                         -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              1,512,514 (1)(2)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                     -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         1,512,514 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         27.3% (3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

(1) Solely in his capacity as the sole general partner of Liberty Associates Limited Partnership with respect to 957,373 of such shares and in his capacity as the President of Winchester National, Inc. with respect to 148, 655 of such shares.
(2) Assumes the exercise in full of the Warrants held by Liberty Associates Limited Partnership.
(3) Assumes, pursuant to Rule 13d-3(d)(1)(i) of the Act, that there are 5,534,989 shares of Stock outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 8 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Alan D. Gordon
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Alan D. Gordon is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        118,564
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                       -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              118,564
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         118,564
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         2.6%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 9 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Kim G. Davis
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Kim G. Davis is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        74,168
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                      -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              74,168
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                  -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         74,168
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         1.6%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 10 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Robert C. Shaw
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Robert C. Shaw is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        74,168
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                      -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              74,168
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                  -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         74,168
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         1.6%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 11 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Kevin P. Lynch
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Kevin P. Lynch is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        12,515
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                      -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              12,515
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                  -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         12,515
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         0.3%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 12 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Brian E. Kinsman
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Brian E. Kinsman is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        29,641
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                      -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              29,641
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                  -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         29,641
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         0.6%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 13 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Liberty Associates Limited Partnership
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         OO - Contributions from partners
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        957,373 (1)(2)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                       -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              957,373 (1)(2)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         957,373 (2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         17.3% (3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------

(1)  Power is exercised through its sole general partner, Alexander M. Milley.
(2)  Assumes the  exercise in full of the  Warrants  held by it.
(3) Assumes, pursuant to Rule 13d-3(d)(1)(i) of the Act, that there are 5,534,989 shares of Stock outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 14 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Winchester National, Inc.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         WC
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        148,655 (1)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                       -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              148,655 (1)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         148,655
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         3.2%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         CO
--------------------------------------------------------------------------------

(1)  Power is exercised through its President, Alexander M. Milley.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 15 OF 27 PAGES
--------------------------------------------------------------------------------

         Pursuant to Rule 13d-2(a) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"), the undersigned hereby amend their Schedule 13D Statement dated September 15, 1989, as amended by Amendment No. 1 dated November 10, 1989 (the "Schedule 13D") relating to the Common Stock, no par value per share (the "Stock"), of Bell National Corporation (the "Issuer"). Unless otherwise indicated, all defined terms used herein shall have the same meanings as those set forth in the
Schedule 13D.

Item 1.  SECURITY AND ISSUER.

         No material change.

Item 2.  IDENTITY AND BACKGROUND.

         Paragraph (a) of Item 2 hereby partially is amended by adding at the end thereof the following:

         (a)

         As a result of occurrences since the most recent filing of the Schedule 13D, Winchester National, Inc., a Delaware corporation ("WNI"), shall be a Reporting Person with respect to this filing and any future filings on the
Schedule 13D.

         Paragraphs (b) and (c) of Item 2 hereby are amended in their entirety to read as follows:

         (b) - (c)

         TAG

         TAG is a Delaware limited partnership. The principal business of TAG is the purchase, sale, exchange, acquisition and holding of investment securities. The principal business address of TAG, which also serves as its principal office, is 2000 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to EBD, the sole general partner of TAG, is set forth below.

         EBD

         EBD is a Delaware limited partnership. The principal business of EBD is serving as the sole general partner of TAG. The principal business address of EBD, which also serves as its principal office, is 2000 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 16 OF 27 PAGES
--------------------------------------------------------------------------------

Act, information with respect to DAC and TMT-FW, the general partners of EBD, is set forth below.

         DAC

         DAC's principal occupation or employment is serving as one of two general partners of EBD. DAC's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         TMT-FW

                  TMT-FW is a Texas corporation. The principal business of TMT-FW is serving as one of two general partners of EBD. The principal business address of TMT-FW, which also serves as its principal office, is 3200 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to each director, executive officer and controlling person of TMT-FW are as follows:


                          Residence or                     Principal Occupation
Name                      Business Address                 or Employment
----                      ----------------                 -------------

Thomas M.  Taylor         3200 First City Bank             President of Thomas
                           Tower                            M.  Taylor & Co.
                          Fort Worth, Texas 76102           ("Taylor & Co.")

W. Robert Cotham          2600 First City Bank             Vice President
                           Tower                            Controller of
                          Fort Worth, Texas 76102           Bass Enterprises
                                                            Production Co.
                                                            ("BEPCO")

         Taylor & Co. is a Texas corporation, the principal business of which is the rendering of investment consulting services to third parties. The principal business address of Taylor & Co., which also serves as its principal office, is 3200 First City Bank Tower, Fort Worth, Texas 76102.

         BEPCO is a Texas corporation. BEPCO's principal business is oil exploration and drilling and producing hydrocarbons. The principal business address of BEPCO, which also serves as its principal office, is 2700 First City Bank Tower, Fort Worth, Texas 76102.

         TMT

         See answers above.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 17 OF 27 PAGES
--------------------------------------------------------------------------------

         AMM

         AMM's principal occupation or employment is serving as the President of WNI. AMM's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         ADG

         ADG's principal occupation or employment is serving as the President of Richland, Gordon & Company ("Richland"). ADG's business address is 20 North Wacker Drive, Chicago, Illinois 60606.

         Richland is a business brokerage firm. The principal business address of Richland, which also serves as its principal office, is 20 North Wacker Drive, Chicago, Illinois 60606.

         KGD

         KGD's principal occupation or employment is serving as a principal of Kohlberg & Co. KGD's business address is 116 Radio Circle, Mt. Kisco, New York 10549.

         Kohlberg & Co. is a private investment firm specializing in structuring and arranging mergers and acquisitions. The principal business address of Kohlberg & Co., which also serves as its principal office, is 116 Radio Circle, Mt. Kisco, New York 10549.

         RCS

         RCS's principal occupation or employment is serving as a principal of WNI. RCS's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         KPL

         KPL's principal occupation or employment is serving as a principal of WNI. KPL's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         BEK

         BEK's principal occupation or employment is serving as a principal of WNI. BEK's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 18 OF 27 PAGES
--------------------------------------------------------------------------------

         LIBERTY

         Liberty is a Delaware limited partnership the principal business of which is the purchase, sale, exchange, acquisition and holding of securities of the Issuer. The principal business address of Liberty, which also serves as its principal office, is 115 East Putnam Avenue, Greenwich, Connecticut 06830. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to AMM, the sole general partner of Liberty, is set forth above.

         WNI

         WNI, a Delaware corporation, is a private investment and management consulting firm specializing in structuring and arranging mergers and acquisitions. The principal business address of WNI, which also serves as its principal office, is 115 East Putnam Avenue, Greenwich, Connecticut 06830. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to each director and executive officer of WNI are as follows:

                       Residence of                      Principal Occupation
Name                   Business Address                  or Employment
----                   ----------------                  -------------

AMM                    See answers above.                See answers above.

Victor E.              850 Bear Tavern Road,             President of Azimuth
 Ameye, Jr.            Suite 105                         Corp. and Cadmus Corp.
                       West Trenton, New Jersey
                        08628

BEK                    See answers above.                See answers above.

Steve D.               115 East Putnam Avenue            Principal of WNI.
 Hollopeter            Greenwich, Connecticut
                       06830

         Azimuth Corp. is a manufacturer of trade show exhibits and a distributor of fabric, fuses and aerospace fasteners. The principle business address of Azimuth Corp., which also serves as its principal office, is 850 Bear Tavern Road, Suite 105, West Trenton, New Jersey 08628.

         Cadmus Corp. is a manufacturer of inspection equipment incorporating video technology. The principal business address of Cadmus Corp., which also serves as its principal office, is 850 Bear Tavern Road, Suite 150, West Trenton, New Jersey 08628.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 19 OF 27 PAGES
--------------------------------------------------------------------------------

         (d) - (f)

         No material change.

Item 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         Item 3 hereby is amended in its entirety to read as follows:

         The source and amount of funds used or to be used by the Reporting Persons to purchase shares of the Stock are as follows:


Reporting Person             Source of Funds                     Amount of Funds
----------------             ---------------                     ---------------

      TAG                    Working Capital (1)                 $152,425.36

      EBD                    Not Applicable                      Not Applicable

      DAC                    Not Applicable                      Not Applicable

      TMT-FW                 Not Applicable                      Not Applicable

      TMT                    Not Applicable                      Not Applicable

      AMM                    Personal Funds (2)                  $136,721.19

      ADS                    Personal Funds (2)                  $ 39,878.90

      KGD                    Personal Funds (2)                  $ 24,946.34

      RCS                    Personal Funds (2)                  $ 24,946.34

      KPL                    Personal Funds (2)                  $  4,209.41

      BEK                    Personal Funds (2)                  $  9,969.72

      Liberty                Contributions from                  $361,805.85 (4)
                             Partners (3)

      WNI                    Working Capital (1)                 $ 50,000.00


      (1) As used herein, the term "working Capital" includes income from the business operations of tire entity plus sums borrowed from banks and brokerage firm margin accounts to operate such business in general. None of the funds reported herein as "Working Capital" were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

      (2) As used herein, the term "Personal Funds" may include sums borrowed from banks and brokerage firm margin accounts,

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 20 OF 27 PAGES
--------------------------------------------------------------------------------

none of which were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (3) None of the funds reported herein as "Contributions from Partners" were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (4) This figure assumes the exercise in full by Liberty of the Warrants and reflects an exercise price per share of Warrant Stock of $0.36747. This figure also includes $10,000 to be paid for the Warrants.

Item 4.  PURPOSE OF TRANSACTION.

         Item 4 hereby partially is amended by adding at the end thereof, the following:

         The closing of the transactions described in Item 4 occurred on November 20, 1989.

Item 5.  INTEREST IN SECURITIES OF THE ISSUER.

Paragraphs (a) and (b) of Item 5 hereby are amended in their entirety to read as follows:

         (a)

         TAG

         The aggregate number of shares of the Stock that TAG owns beneficially, pursuant to Rule 13d-3(d)(1)(i) of the Act, is 453,176, which constitutes approximately 9.9% of the outstanding shares of the Stock.

         EBD

         Because of its position as the sole general partner of TAG, EBD may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 9.9% of the outstanding shares of the Stock.

         DAC

         Because of his position as one of two general partners of EBD, the sole general partner of TAG, DAC may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 9.9% of the outstanding shares of the Stock.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 21 OF 27 PAGES
--------------------------------------------------------------------------------

         TMT-FW

         Because of its position as one of two general partners of EBD, the sole general partner of TAG, TMT-FW may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 9.9% of the outstanding shares of the Stock.

         TMT

         Because of his position as the President and sole shareholder of TMT-FW, TMT may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 9.9% of the outstanding shares of the Stock.

         AMM

         Because of his positions as the sole general partner of Liberty with respect to 957,373 of such shares of the Stock and as the President of WNI with respect to 148,655 of such shares of the Stock, AMM may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 1,512,514 shares of the Stock in the aggregate, which constitutes approximately 27.3% of the 5,534,989 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         ADG

         The aggregate number of shares of the Stock that ADG owns beneficially, pursuant to Rule 13d-3 of the Act, is 118,564, which constitutes approximately 2.6% of the outstanding shares of the Stock.

         KGD

         The aggregate number of shares of the Stock that KGD owns beneficially, pursuant to Rule 13d-3 of the Act, is 74,168, which constitutes approximately 1.6% of the outstanding shares of the Stock.

         RCS

         The aggregate number of shares of the Stock that RCS owns beneficially, pursuant to Rule 13d-3 of the Act, is 74,168, which constitutes approximately 1.6% of the outstanding shares of the Stock.

         KPL

         The aggregate number of shares of the Stock that KPL owns beneficially, pursuant to Rule 13d-3 of the Act, is 12,515, which constitutes approximately 0.3% of the outstanding shares of the Stock.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 22 OF 27 PAGES
--------------------------------------------------------------------------------

         BEK

         The aggregate number of shares of the Stock that BEK owns beneficially, pursuant to Rule 13d-3 of the Act, is 29,641, which constitutes approximately 0.6% of the outstanding shares of the Stock.

         LIBERTY

         The aggregate number of shares of the Stock that Liberty owns beneficially, pursuant to Rule 13d-3 of the Act, is 957,373, which constitutes approximately 17.3% of the 5,534,989 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         WNI

         The aggregate number of shares of the Stock that WNI owns beneficially, pursuant to Rule 13d-3 of the Act, is 148,655, which constitutes approximately 3.2% of the outstanding shares of the Stock.

         Except as set forth above, to the best of the knowledge of the Reporting Persons, none of the persons named in Item 2 herein is the beneficial owner of any shares of the Stock.

         (b)

         TAG

         Acting through its sole general partner, TAG has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 453,176 shares of the Stock.

         EBD

         As the sole general partner of TAG, EBD has the sole power to vote or to direct the vote and to dispose or direct the disposition of 453,176 shares of the Stock.

         DAC

         As one of two general partners of EBD which is the sole general partner of TAG, DAC has shared power to vote or to direct the vote and to dispose or to direct the disposition of 453,176 shares of the Stock.

         TMT-FW

         As one of two general partners of EBD, which is the sole general partner of TAG, TMT-FW has shared power to vote or to

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 23 OF 27 PAGES
--------------------------------------------------------------------------------

direct the vote and to dispose or to direct the disposition of 453,176 shares of the Stock.

         TMT

         As the President and sole shareholder of TMT-FW, which is one of two general partners of EBD, which is the sole general partner of TAG, TMT has shared power to vote or to direct the vote and to dispose or to direct the disposition of 453,176 shares of the Stock.

         AMM

         As the sole general partner of Liberty, as the President of WNI and individually, AMM has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 1,512,514 shares of the Stock in the aggregate.

         ADG

         ADG has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 118,564 shares of the Stock.

         KGD

         KGD has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 74,168 shares of the Stock.

         RCS

         RCS has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 74,168 shares of the Stock.

         KPL

         KPL has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 12,515 shares of the Stock.

         BEK

         BEK has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 29,641 shares of the Stock.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 24 OF 27 PAGES
--------------------------------------------------------------------------------

         LIBERTY

         Acting through its sole general partner and assuming the exercise in full of the Warrants, Liberty has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 957,373 shares of the Stock.

         WNI

         Acting through its President, WNI has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 957,373 shares of the Stock.

         Paragraph (c) of Item 5 hereby partially is amended by adding at the end thereof, the following:

         Pursuant to an Assignment and Assumption Agreement dated as of November 17, 1989, a copy of which is attached hereto as Exhibit M, AMM assigned his right and obligation to purchase 148,655 shares of the Stock and all other rights and obligations under the Purchase Agreement related to such purchase to WNI.

         Except as set forth herein, none of the persons named in response to paragraph (a) has effected any transactions in shares of the Stock since the last filing on Schedule 13D.

         (d) - (e)

         No material change.

Item 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

         No material change.

Item 7.  MATERIAL TO BE FILED AS EXHIBITS.

         Exhibit A -- Agreement pursuant to Rule 13d-1(f)(l)(iii), at page 29.

         Exhibit B -- Power of Attorney for Roger L. Keech, previously filed with the Schedule 13D.

         Exhibit C -- Power of Attorney for Alan P. Gordon, previously filed with the Schedule 13D.

         Exhibit D -- Power of Attorney for Kim S. Davis, previously filed with the Schedule 13D).

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 25 OF 27 PAGES
--------------------------------------------------------------------------------

         Exhibit E -- Power of Attorney for Robert C. Shaw, previously filed with the Schedule 13D.

         Exhibit F -- Power of Attorney for Kevin P. Lynch, previously filed with the Schedule 13D.

         Exhibit S -- Power of Attorney for Brian E. Kinsman, previously filed with the Schedule 13D.

         Exhibit  H --  Stock  Purchase  Agreement,  previously  filed  with the
Schedule 13D.

         Exhibit I -- Agreement of Limited Partnership of Liberty Associates Limited Partnership, previously filed with the Schedule 13D.

         Exhibit J -- Press Release, previously filed with the Schedule 13D.

         Exhibit  K  --  Power  of  Attorney  for  Liberty   Associates  Limited
Partnership, previously filed with the Schedule 13D.

         Exhibit L -- Assignment and Assumption Agreement, previously filed with the Schedule 13D.

         Exhibit M -- Assignment and Assumption Agreement, at page 32.

         Exhibit N -- Press Release, at page 35.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 26 OF 27 PAGES
--------------------------------------------------------------------------------

         After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

Dated:   November 27 , 1989

                                     THE AIRLIE GROUP, L.P.,
                                     a Delaware limited partnership

                                     By:  EBD, L.P.,
                                          a Delaware limited
                                          partnership, General Partner

                                          By:  TMT-FW, INC.,
                                               a Texas corporation,
                                               General Partner


                                               By:  /s/ W. ROBERT COTHAM
                                                    ---------------------
                                                        W. Robert Cotham,
                                                        Vice President

                                     EBD, L.P.,
                                     a Delaware limited partnership


                                     By:  TMT-FW, INC.,
                                          a Texas corporation,
                                          General Partner


                                          By:  /s/ W. ROBERT COTHAM
                                               ---------------------
                                                   W. Robert Cotham,
                                                   Vice President


                                     TMT-FW, INC.,
                                     a Texas Corporation


                                     By:  /s/ W. ROBERT COTHAM
                                          -------------------------
                                              W. Robert Cotham,
                                              Vice President


                                          /s/ W. ROBERT COTHAM
                                          -------------------------
                                              W. Robert Cotham,
                                              attorney-in-fact for:
                                              THOMAS M.  TAYLOR (1)

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 27 OF 27 PAGES
--------------------------------------------------------------------------------

                                          /s/ WILLIAM P. HALLMAN, JR.
                                          ----------------------------
                                              William P. Hallman, Jr.,
                                              attorney-in-fact for:

                                          DORT A. CAMERON, III (2)


                                          /s/ ERVIN D. CRUCE
                                          ----------------------------
                                              Ervin D. Cruce,
                                              attorney-in-fact for:

                                          ALEXANDER M. MILLEY (3)
                                          WINCHESTER NATIONAL, INC. (4)
                                          ALAN D. GORDON (5)
                                          KIM G. DAVIS (6)
                                          ROBERT C. SHAW (7)
                                          KEVIN P. LYNCH (8)
                                          BRIAN E. KINSMAN (9)
                                          LIBERTY ASSOCIATES LIMITED
                                            PARTNERSHIP,
                                          a Delaware limited partnership (10)

THIS SCHEDULE 13D AMENDMENT WAS PREVIOUSLY FILED IN PAPER FORMAT AND IS NOW BEING FILED (WITHOUT EXHIBITS) PURSUANT TO RULE 101(a)(2)(ii) OF REGULATION S-T AND RULE 13d-2(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13D**

                    Under the Securities Exchange Act of 1934
                               (Amendment No. 1)*

                            Bell National Corporation
              ---------------------------------------------------
                                (Name of Issuer)

                      Common Stock, No Par Value Per Share
              ---------------------------------------------------
                         (Title of Class of Securities)

                                    078142106
                                 (CUSIP Number)

                               Mr. Ervin D. Cruce
               2000 First City Bank Tower, Fort Worth, Texas 76102
                                 (817) 877-0477
              ---------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                October 31, 1989
              ---------------------------------------------------
                      (Date of Event which Requires Filing
                               of this Statement)

     Check the following box if a fee is being paid with the statement [ ].

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

**The total number of shares reported herein is 2,274,746, which constitutes approximately 41.1% of the total number of shares outstanding, assuming, pursuant to Rule 13d-3(d)(1)(i), that there are 5,534,989 shares outstanding. Unless otherwise specifically stated, all ownership percentages set forth herein assume that there are 3,260,243 shares outstanding.

Exhibit index is located at page 30 herein.

                        (Continued on following page(s))

                               Page 1 of 27 Pages

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 2 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         The Airlie Group, L.P.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         WC
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 3 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         EBD, L.P.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Solely in its capacity as the sole general partner of The Airlie Group, L.P.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 4 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Dort A. Cameron, III
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Dort A. Cameron, III is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2)  Solely in his  capacity as one of two general  partners of EBD, L.P.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 5 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         TMT-FW, Inc.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Texas
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         CO
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2)  Solely in its  capacity as one of two general partners of EBD, L.P.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 6 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Thomas M. Taylor
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Thomas M. Taylor is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2)  Solely in his capacity as the President of TMT-FW, Inc.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 7 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Alexander M. Milley
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Alexander M. Milley is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         1,512,514 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         31.7% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Solely in his capacity as the sole general partner of Liberty Associates Limited Partnership with respect to 957,373 of such shares.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 4,772,757 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 8 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Roger L. Keech
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not Applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Roger L. Keech is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                             -0-
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                       -0-
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                                   -0-
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         -0-
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         0%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 9 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Alan D. Gordon
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Alan D. Gordon is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         118,564 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         3.5% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,378,807 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 10 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Kim G. Davis
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Kim G. Davis is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         74,168 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         2.2% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,334,411 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 11 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Robert C. Shaw
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Robert C. Shaw is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         74,168 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         2.2%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,334,411 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 12 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Kevin P. Lynch
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Kevin P. Lynch is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         12,515 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         0.4% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,272,758 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 13 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Brian E. Kinsman
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Brian E. Kinsman is a citizen of Canada.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         29,641 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         0.9% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,289,884 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 14 OF 27 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Liberty Associates Limited Partnership
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         OO - Contributions from partners
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         957,373 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         22.7% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and on the view set forth in the first paragraph of Item 5(a) and assuming exercise in full of the Warrants
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 4,217,616 shares outstanding

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 15 OF 27 PAGES
--------------------------------------------------------------------------------

         Pursuant to Rule 13d-2(a) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"), the undersigned hereby amend their Schedule 13D Statement dated September 15, 1989 (the "Schedule 13D") relating to the Common Stock, no par value per share (the "Stock"), of Bell National Corporation (the "Issuer"). Unless otherwise indicated, all defined terms used herein shall have the same meanings as those set forth in the Schedule 13D.

Item 1.  SECURITY AND ISSUER.

         No material change.

Item 2.  IDENTITY AND BACKGROUND.

         Paragraph (a) of Item 2 hereby partially is amended by adding at the end thereof the following:

         (a)

         As a result of occurrences since the filing of the Schedule 13D, (i) TMT-FW, Inc., a Texas corporation ("TMT-FW"), and its controlling person, Thomas
M. Taylor ("TMT"), shall be Reporting Persons with respect to this filing and any future filings on the Schedule 13D, (ii) MHM Texas and MHM shall no longer be Reporting Persons with respect to this filing and any future filings on the
Schedule 13D, and (iii) RLK shall no longer be a Reporting Person with respect to any future filings on the Schedule 13D.

         Paragraphs (b) and (c) of Item 2 hereby are amended in their entirety to read as follows:

         (b) - (c)

         TAG

         TAG is a Delaware limited partnership. The principal business of TAG is the purchase, sale, exchange, acquisition and holding of investment securities. The principal business address of TAG, which also serves as its principal office, is 2000 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to EBD, the sole general partner of TAG, is set forth below.

         EBD

         EBD is a Delaware limited partnership. The principal business of EBD is serving as the sole general partner of TAG. The principal business address of EBD, which also serves as its principal office, is 2000 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 16 OF 27 PAGES
--------------------------------------------------------------------------------

Act, information with respect to DAC and TMT-FW, the general partners of EBD, is set forth below.

         DAC

         DAC's principal occupation or employment is serving as one of two general partners of EBD. DAC's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         TMT-FW

         TMT-FW is a Texas corporation. The principal business of TMT-FW is serving as one of two general partners of EBD. The principal business address of TMT-FW, which also serves as its principal office, is 3200 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to each director, executive officer and controlling person of TMT-FW are as follows:

                                  Residence or             Principal Occupation
Name                              Business Address         or Employment
----                              ----------------         -------------

Thomas M. Taylor                  3200 First City Bank       President of Thomas
                                    Tower                      M. Taylor & Co.
                                  Fort Worth, Texas 76102      ("Taylor & Co.")

W. Robert Cotham                  2600 First City Bank       Vice President/
                                    Tower                     Controller of
                                  Fort Worth, Texas 76102     Bass Enterprises
                                                              Production Co.
                                                              ("BEPCO")

         Taylor & Co. is a Texas corporation, the principal business of which is the rendering of investment consulting services to third parties. The principal business address of Taylor & Co., which also serves as its principal office, is 3200 First City Bank Tower, Fort Worth, Texas 76102.

         BEPCO is a Texas corporation. BEPCO's principal business is oil exploration and drilling and producing hydrocarbons. The principal business address of BEPCO, which also serves as its principal office, is 2700 First City Bank Tower, Fort Worth, Texas 76102.

         TMT

         See answers above.

         AMM

         AMM's principal occupation or employment is serving as the President of Winchester National, Inc. ("WNI"). AMM's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 17 OF 27 PAGES
--------------------------------------------------------------------------------


         WNI, a Delaware corporation, is a private investment and management consulting firm specializing in structuring and arranging mergers and acquisitions. The principal business address of WNI, which also serves as its principal office, is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         RLK

         RLK's principal occupation or employment is serving as a principal of WNI. RLK's business address is 1375 Route 23, #20, Butler, New Jersey 07405.

         ADG

         ADG's principal occupation or employment is serving as the President of Richland, Gordon & Company ("Richland"). ADG's business address is 20 North Wacker Drive, Chicago, Illinois 60606.

         Richland is a business brokerage firm. The principal business address of Richland, which also serves as its principal office, is 20 North Wacker Drive, Chicago, Illinois 60606.

         KGD

         KGD's principal occupation or employment is serving as a principal of Kohlberg & Co. KGD's business address is 116 Radio Circle, Mt. Kisco, New York 10549.

         Kohlberg & Co. is a private investment firm specializing in structuring and arranging mergers and acquisitions. The principal business address of Kohlberg & Co., which also serves as its principal office, is 116 Radio Circle, Mt. Kisco, New York 10549.

         RCS

         RCS's principal occupation or employment is serving as a principal of WNI. RCS's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         KPL

         KPL's principal occupation or employment is serving as a principal of WNI. KPL's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         BEK

         BEK's principal occupation or employment is serving as a principal of WNI. BEK's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 18 OF 27 PAGES
--------------------------------------------------------------------------------

         LIBERTY

         Liberty is a Delaware limited partnership the principal business of which is the purchase, sale, exchange, acquisition and holding of securities of the Issuer. The principal business address of Liberty, which also serves as its principal office, is 115 East Putnam Avenue, Greenwich, Connecticut 06830. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to AMM, the sole general partner of Liberty, is set forth above.

         (d) - (f)

         No material change.

Item 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         Item 3 hereby is amended in its entirety to read as follows:

         The source and amount of funds used or to be used by the Reporting Persons to purchase shares of the Stock are as follows:

     Reporting Person       Source of Funds                 Amount of Funds
     ----------------       ---------------                 ---------------

          TAG               Working Capital (1)             $149,375.48 (2)

          EBD               Not Applicable                  Not Applicable

          DAC               Not Applicable                  Not Applicable

          TMT-FW            Not Applicable                  Not Applicable

          TMT               Not Applicable                  Not Applicable

          ANN               Personal Funds (3)              $182,985.11 (2)

          RLK               Not Applicable                  Not Applicable

          ADG               Personal Funds (3)              $ 39,080.96 (2)

          KGD               Personal Funds (3)                24,447.19 (2)

          RCS               Personal Funds (3)                24,447.19 (2)

          KPL               Personal Funds (3)                 4,125.18 (2)

          BEK               Personal Funds (3)                 9,770.24 (2)

          Liberty           Contributions from               355,362.74 (5)
                              Partners (4)

(1) As used herein, the term "Working Capital" includes income from the business operations of the entity plus sums borrowed from banks and brokerage firm margin accounts to

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 19 OF 27 PAGES
--------------------------------------------------------------------------------

operate such business in general. None of the funds reported herein as "Working Capital" were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (2) Assumes a consolidated net worth of the Issuer of $1,000,000 immediately prior to the closing of the transactions described in Item 4 and that the following number of shares of the Stock are purchased by the Reporting Persons based on the formula set forth in the Stock Purchase Agreement as described in Item 4, as adjusted to reflect the assignment described in Item 5(c):

                    Reporting Person               Number of Shares
                    ----------------               ----------------

                          TAG                          453,176
                          AMM                          555,141
                          RLK                              -0-
                          ADG                          118,564
                          KGD                           74,168
                          RCS                           74,168
                          KPL                           12,515
                          BEK                           29,641

         (3) As used herein, the term "Personal Funds" may include sums borrowed from banks and brokerage firm margin accounts, none of which were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (4) None of the funds reported herein as "Contributions from Partners" were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (5) This figure (a) assumes the exercise in full by Liberty of the Warrants, (b) assumes an exercise price per share of Warrant Stock of $0.36074,
(c) assumes a consolidated net worth of the Issuer of $1,000,000 immediately prior to the closing of the transactions described in Item 4 and (d) includes $10,000 to be paid for the Warrant. See Item 4.

Item 4.  PURPOSE OF TRANSACTION.

         Item 4 hereby partially is amended by adding at the end thereof, the following:

         On November 3, 1989, the shareholders of the Issuer approved the Purchase Agreement and elected AMM as Chairman of the Board and RCS, Mr. Ameye, Mr. Toussaint and Mr. Kelly as directors of the Issuer.

Item 5.  INTEREST IN SECURITIES OF THE ISSUER.

         Paragraphs (a) and (b) of Item 5 hereby are amended in their entirety to read as follows:

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 20 OF 27 PAGES
--------------------------------------------------------------------------------

(a)

         Pursuant to the Purchase Agreement and based on the assumptions set forth in Item 4, the aggregate number of shares of the Stock that the Reporting Persons (other than Liberty) may be deemed to own beneficially, pursuant to Rule 13d-3 of the Act, is 1,317,373. The allocation of such shares set forth below and in Schedule 1 to the Purchase Agreement is, however, subject to revision among the Stock Purchasers prior to the Closing. Because, based on the assumptions set forth in Item 4, Liberty will obtain the right to acquire 957,373 shares of the Stock upon the due authorization, issuance and delivery to it of the Warrants and because such Warrants may first become exercisable upon the occurrence of a contingent event that could so occur within 60 days, Liberty may be deemed to be the beneficial owner of such 957,373 shares pursuant to Rule 13d-3 of the Act. Pursuant to Rule 13d-4 of the Act, each Reporting Person disclaims beneficial ownership of all such shares.

         TAG

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that TAG owns beneficially, pursuant to Rule 13d-3(d)(l)(i) of the Act, is 453,176, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         EBD

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of its position as the sole general partner of TAG, EBD may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         DAC

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of his position as one of two general partners of EBD, the sole general partner of TAG, DAC may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         TMT-FW

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of its position as one of two general partners of EBD, the sole

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 21 OF 27 PAGES
--------------------------------------------------------------------------------

general partner of TAG, TMT-FW may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 Shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         TMT

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of his position as the President and sole shareholder of TMT-FW, TMT may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         ANN

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement (as adjusted to reflect the assignment described in Item 5(c)) and because of his position as the sole general partner of Liberty with respect to 957,373 of such shares of the Stock, AMM may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 1,512,514 shares of the Stock in the aggregate, which constitutes approximately 31.7% of the 4,772,757 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         RLK

         The aggregate number of shares of the Stock that RLK owns beneficially, pursuant to Rule 13d-3 of the Act and as a result of the assignment described in
Item 5(c), is -0-, which constitutes approximately 0% of the outstanding shares of the Stock.

         ADG

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that ADG owns beneficially, pursuant to Rule 13d-3 of the Act, is 118,564, which constitutes approximately 3.5% of the 3,378,807 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         KGD

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that KGD owns beneficially, pursuant to Rule 13d-3 of the Act, is 74,168, which constitutes approximately 2.2% of the 3,334,411 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 22 OF 27 PAGES
--------------------------------------------------------------------------------

         RCS

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that RCS owns beneficially, pursuant to Rule 13d-3 of the Act, is 74,168, which constitutes approximately 2.2% of the 3,334,411 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         KPL

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that KPL owns beneficially, pursuant to Rule 13d-3 of the Act, is 12,515, which constitutes approximately 0.4% of the 3,272,758 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         BEK

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that BEK owns beneficially, pursuant to Rule 13d-3 of the Act, is 29,641, which constitutes approximately 0.9% of the 3,289,884 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         LIBERTY

         Based on the assumptions set forth in Item 4 and on the view set forth in the first paragraph of this Item 5(a), the aggregate number of shares of the Stock that Liberty owns beneficially, pursuant to Rule 13d-3 of the Act, is 957,373, which constitutes approximately 22.7% of the 4,217,616 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         Except as set forth above, to the best of the knowledge of the Reporting Persons, none of the persons named in Item 2 herein is the beneficial owner of any shares of the Stock.

         (b)

         Pursuant to the Purchase Agreement and based on the assumptions set forth in Item 4, the aggregate number of shares of the Stock that the Reporting Persons (other than Liberty) own beneficially, pursuant to Rule 13d-3 of the Act, is 1,317,373. Because, based on the assumptions set forth in Item 4, Liberty will obtain the right to acquire 957,373 shares of the Stock upon the due authorization, issuance and delivery to it of the Warrants and because such Warrants may first become exercisable upon the occurrence of a contingent event that could occur within 60 days, Liberty may be deemed to be the beneficial owner of such 957,373 shares pursuant to Rule 13d-3 of the Act. Although the Reporting Persons may be deemed

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 23 OF 27 PAGES
--------------------------------------------------------------------------------

to beneficially own such shares pursuant to Rule 13d-3(d)(l)(i) of the Act, the Reporting Persons possess only the right to acquire such shares and will not, therefore, exercise voting or dispositive power over such shares until the closing of the transactions described in Item 4, as set forth below.

         TAG

         Acting through its sole general partner, TAG has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         EBD

         As the sole general partner of TAG, EBD has no power to vote or to direct the vote and to dispose or direct the disposition of any shares of the Stock.

         DAC

         As one of two general partners of EBD, which is the sole general partner of TAG, DAC has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         TMT-FW

         As one of two general partners of EBD, which is the sole general partner of TAG, TMT-FW has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         TMT

         As the President and sole shareholder of TMT-FW, which is one of two general partners of EBD, which is the sole general partner of TAG, TMT has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         AMM

         As the sole general partner of Liberty and individually, AMM has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         RLK

         RLK has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         ADG

         ADG has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 24 OF 27 PAGES
--------------------------------------------------------------------------------

         KGD

         KGD has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         RCS

         RCS has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         KPL

         KPL has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         BEK

         BEK has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         LIBERTY

         Acting through its sole general partner, Liberty has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         Paragraph (c) of Item 5 hereby partially is amended by adding at the end thereof, the following:

         Pursuant to an Assignment and Assumption Agreement dated as of October 31, 1989, a copy of which is attached hereto as Exhibit L, RLK has assigned all of his rights and obligations under the Purchase Agreement, including the right and obligation to purchase 74,168 shares of the Stock, to AMM.

         Except as set forth herein, none of the persons named in response to paragraph (a) has effected any transactions in shares of the Stock since the last filing on Schedule 13D.

         (d)   - (e)

         No material change.

Item 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

         No material change.

Item 7.  MATERIAL TO BE FILED AS EXHIBITS.

         Exhibit A -- Agreement pursuant to Rule 13d-l(f)(l)(iii), at page 29.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 25 OF 27 PAGES
--------------------------------------------------------------------------------

         Exhibit B -- Power of Attorney for Roger L. Keech, at page 32.

         Exhibit C -- Power of Attorney for Alan D. Gordon, previously filed with the Schedule 13D.

         Exhibit D -- Power of Attorney for Kim C. Davis, previously filed with the Schedule 13D.

         Exhibit E -- Power of Attorney for Robert C. Shaw, previously filed with the Schedule 13D.

         Exhibit F -- Power of Attorney for Kevin P. Lynch, previously filed with the Schedule 13D.

         Exhibit C -- Power of Attorney for Brian E. Kinsman, at page 33.

         Exhibit  H --  Stock  Purchase  Agreement,  previously  filed  with the
Schedule 13D.

         Exhibit I -- Agreement of Limited Partnership of Liberty Associates Limited Partnership, previously filed with the Schedule 13D.

         Exhibit J -- Press Release, previously filed with the Schedule 13D.

         Exhibit  K  --  Power  of  Attorney  for  Liberty   Associates  Limited
Partnership, at page 34.

         Exhibit L -- Assignment and Assumption Agreement, at page 35.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 26 OF 27 PAGES
--------------------------------------------------------------------------------

         After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

Dated:   November 10, 1989

                                       THE AIRLIE GROUP, L.P.,
                                       a Delaware limited partnership

                                       By: EBD, L.P.,
                                           a Delaware limited
                                           partnership, General Partner

                                           By: TMT-FW, INC.,
                                               a Texas corporation,
                                               General Partner



                                           By: /s/ W. Robert Cotham
                                              ----------------------------------
                                                   W. Robert Cotham,
                                                   Vice President

                                       EBD, L.P.,
                                       a Delaware limited partnership


                                       By: TMT-FW, INC.,
                                           a Texas corporation,
                                           General Partner


                                           By: /s/ W. Robert Cotham
                                              ----------------------------------
                                                   W. Robert Cotham,
                                                   Vice President


                                       TMT-FW, INC.,
                                       a Texas Corporation


                                       By: /s/ W. Robert Cotham
                                          --------------------------------------
                                               W. Robert Cotham,
                                               Vice President

                                           /s/ W. Robert Cotham
                                          --------------------------------------
                                               W. Robert Cotham,
                                               attorney-in-fact for:
                                               THOMAS M.  TAYLOR (1)

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 27 OF 27 PAGES
--------------------------------------------------------------------------------


                                         /s/ Ervin D. Cruce
                                          --------------------------------------
                                             Ervin D. Cruce,
                                             attorney-in-fact for:

                                             DORT A. CAMERON, III (2)
                                             ALEXANDER M. MILLEY (3)
                                             ROGER L. KEECH (4)
                                             ALAN D. GORDON (5)
                                             KIM G. DAVIS (6)
                                             ROBERT C. SHAW (7)
                                             KEVIN P. LYNCH (8)
                                             BRIAN E. KINSMAN (9)
                                             LIBERTY ASSOCIATES LIMITED
                                               PARTNERSHIP,
                                             a Delaware limited partnership (10)

THIS SCHEDULE 13D WAS PREVIOUSLY FILED IN PAPER FORMAT AND IS NOW BEING FILED (WITHOUT EXHIBITS) PURSUANT TO RULE 101(a)(2)(ii) OF REGULATION S-T AND RULE 13d-2(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13D**

                    Under the Securities Exchange Act of 1934
                                (Amendment No. )*

                            Bell National Corporation
          -----------------------------------------------------------
                                (Name of Issuer)

                      Common Stock, No Par Value Per Share
          -----------------------------------------------------------
                         (Title of Class of Securities)

                                    078142106
                           -------------------------
                                 (CUSIP Number)

                               Mr. Ervin D. Cruce
               2000 First City Bank Tower, Fort Worth, Texas 76102
                                 (817) 877-0477
          -----------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                September 6, 1989
          -----------------------------------------------------------
                      (Date of Event which Requires Filing
                               of this Statement)

Check the following box if a fee is being paid with the statement [X].

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

**The total number of shares reported herein is 2,274,746, which constitutes approximately 41.1% of the total number of shares outstanding, assuming, pursuant to Rule 13d-3(d)(1)(i), that there are 5,534,989 shares outstanding. Unless otherwise specifically stated, all ownership percentages set forth herein assume that there are 3,260,243 shares outstanding.

Exhibit index is located at page 30 herein.

                        (Continued on following page(s))

                               Page 1 of 33 Pages

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 2 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         The Airlie Group, L.P.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         WC
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 3 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         EBD, L.P.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Solely in its capacity as the sole general partner of The Airlie Group, L.P.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 4 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Dort A. Cameron, III
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Dort A. Cameron, III is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2)  Solely in its  capacity as one of two general partners of EBD, L.P.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 5 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         MHM Texas, Inc.
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Texas
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         CO
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2)  Solely in its  capacity as one of two general partners of EBD, L.P.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 6 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Morton H. Meyerson
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         Not applicable
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Morton H. Meyerson is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         453,176 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         12.2% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2)  Solely in his capacity as the President of MHM Texas, Inc.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,713,419 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 7 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Alexander M. Milley
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Alexander M. Milley is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         1,438,346 (1)(2)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         30.6% (1)(3)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Solely in his capacity as the sole general partner of Liberty Associates Limited Partnership with respect to 957,373 of such shares.
(3) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 4,698,589 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 8 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Roger L. Keech
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Roger L. Keech is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                        See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                  See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                              See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                              See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         74,168(1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         2.2%(1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!
(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d-3(d)(1)(i) of the Act, that there are 3,334,411 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                 PAGE 9 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Alan D. Gordon
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Alan D. Gordon is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         118,564 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         3.5% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,378,807 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 10 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Kim G. Davis
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Kim G. Davis is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         74,168 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         2.2% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,334,411 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 11 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Robert C. Shaw
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Robert C. Shaw is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         74,168 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         2.2%
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,334,411 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 12 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Kevin P. Lynch
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Kevin P. Lynch is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         12,515 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         0.4% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,272,758 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 13 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Brian E. Kinsman
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         PF
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Brian E. Kinsman is a citizen of the United States of America.
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         29,641 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         0.9% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         IN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and in Schedule 1 to the Stock Purchase Agreement.
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 3,289,884 shares outstanding.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 14 OF 33 PAGES
--------------------------------------------------------------------------------
1        NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Liberty Associates Limited Partnership
--------------------------------------------------------------------------------
2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP

                                                                    (a)  [ ]
                                                                    (b)  [x]
--------------------------------------------------------------------------------
3        SEC USE ONLY

--------------------------------------------------------------------------------
4        SOURCE OF FUNDS

         OO - Contributions from partners
--------------------------------------------------------------------------------
5        CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                          [ ]

--------------------------------------------------------------------------------
6        CITIZENSHIP OR PLACE OF ORGANIZATION

         Delaware
--------------------------------------------------------------------------------
NUMBER OF                            7      SOLE VOTING POWER
SHARES                                         See Item 5(b)
BENEFICIALLY                                ------------------------------------
OWNED BY                             8      SHARED VOTING POWER
EACH REPORT-                                   See Item 5(b)
ING PERSON                                  ------------------------------------
WITH                                 9      SOLE DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------
                                     10     SHARED DISPOSITIVE POWER
                                               See Item 5(b)
                                            ------------------------------------

--------------------------------------------------------------------------------
11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         957,373 (1)
--------------------------------------------------------------------------------
12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
         EXCLUDES CERTAIN SHARES                                         [ ]

--------------------------------------------------------------------------------
13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

         22.7% (1)(2)
--------------------------------------------------------------------------------
14       TYPE OF REPORTING PERSON

         PN
--------------------------------------------------------------------------------
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Based on the assumptions set forth in Item 4 and on the view set forth in the first paragraph of Item 5(a) and assuming exercise in full of the Warrants
(2) Assumes, pursuant to Rule 13d(d)(1)(i) of the Act, that there are 4,217,616 shares outstanding

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 15 OF 33 PAGES
--------------------------------------------------------------------------------

Item 1.  SECURITY AND ISSUER.

         This statement relates to the Common Stock, no par value per share (the "Stock"), of Bell National Corporation (the "Issuer"). The principal executive offices of the Issuer are located at 155 Sansome Street, Suite 600, San Francisco, California 94104.

Item 2.  IDENTITY AND BACKGROUND.

         (a) Pursuant to Rules 13d-l(f)(1)-(2) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"), the undersigned hereby file this Schedule 13D Statement on behalf of The Airlie Group, L.P., a Delaware limited partnership ("TAG"), EBD, L.P., a Delaware limited partnership ("EBD"), Dort A Cameron, III ("DAC"), MHM Texas, Inc., a Texas corporation ("MHM Texas"), Morton H. Meyerson ("MEIM"), Alexander M. Milley ("AMM"), Roger L. Keech ("RLK"), Alan D. Gordon ("ADG"), Kim
G. Davis ("KGD"), Robert C. Shaw ("RCS"), Kevin P. Lynch ("KPL"), Brian E. Kinsman ("BEK") and Liberty Associates Limited Partnership, a Delaware limited partnership ("Liberty"). TAG, EBD, DAC, MHM Texas, MHM, AAM, RLK, ADG, KGD, RCS, KPL, BEK and Liberty are sometimes hereinafter referred to as the "Reporting Persons." The Reporting Persons are making this single, joint filing because they may be deemed to constitute a "group" within the meaning of Section
13(d)(3) of the Act, although neither the fact of this filing nor anything contained herein shall be deemed to be an admission by the Reporting Persons that a group exists.

         (b) - (c)

         TAG

         TAG is a Delaware limited partnership. The principal business of TAG is the purchase, sale, exchange, acquisition and holding of investment securities. The principal business address of TAG, which also serves as its principal office, is 2000 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to EBD, the sole general partner of TAG, is set forth below.

         EBD

         EBD is a Delaware limited partnership. The principal business of EBD is serving as the sole general partner of TAG. The principal business address of EBD, which also serves as its principal office, is 2000 First City Bank Tower, Fort Worth, Texas 76102. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to DAC and MHM Texas, the general partners of EBD, is set forth below.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 16 OF 33 PAGES
--------------------------------------------------------------------------------

         DAC

         DAC's principal occupation or employment is serving as one of two general partners of EBD. DAC's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         MHM Texas

         MHM Texas is a Texas corporation. The principal business of MHM Texas is serving as one of two general partners of EBD. The principal business address of MHM Texas, which also serves as its principal office, is 5310 Harvest Hill Road, Suite 200, Dallas, Texas 75230. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to each director and executive officer of MHM Texas are as follows:

                         Residence or                   Principal Occupation
Name                     Business Address               or Employment
----                     ----------------               -------------

MHM                      See answers below.             See answers below.

Ervin D. Cruce           2000 First City Bank           Executive with TAG
                           Tower
                         Fort Worth, Texas 76102

         MHM

         MHM's principal occupation or employment is investing for his own account. MHM's business address is 5310 Harvest Hill Road, Suite 200, Dallas, Texas 75230.

         AMM

         AMM's principal occupation or employment is serving as the President of Winchester National, Inc. ("WNI"). AMM's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         WNI, a Delaware corporation, is a private investment and management consulting firm specializing in structuring and arranging mergers and acquisitions. The principal business address of WNI, which also serves as its principal office, is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         RLK

         RLK's principal occupation or employment is serving as a principal of WNI. RLK's business address is 1375 Route 23, #20, Butler, New Jersey 07405.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 17 OF 33 PAGES
--------------------------------------------------------------------------------


         ADG

         ADG's principal occupation or employment is serving as the President of Richland, Gordon & Company ("Richland"). ADG's business address is 20 North Wacker Drive, Chicago, Illinois 60606.

         Richland is a business brokerage firm. The principal business address of Richland, which also serves as its principal office, is 20 North Wacker Drive, Chicago, Illinois 60606.

         KGD

         KGD's principal occupation or employment is serving as a principal of Kohlberg & Co. KGD's business address is 116 Radio Circle, Mt. Kisco, New York 10549.

         Kohlberg & Co. is a private investment firm specializing in structuring and arranging mergers and acquisitions. The principal business address of Kohlberg & Co., which also serves as its principal office, is 116 Radio Circle, Mt. Kisco, New York 10549.

         RCS

         RCS's principal occupation or employment is serving as a principal of WNI. RCS's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         KPL

         KPL's principal occupation or employment is serving as a principal of WNI. KPL's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         BEK

         BEK's principal occupation or employment is serving as a principal of WNI. BEK's business address is 115 East Putnam Avenue, Greenwich, Connecticut 06830.

         LIBERTY

         Liberty is a Delaware limited partnership the principal business of which is the purchase, sale, exchange, acquisition and holding of securities of the Issuer. The principal business address of Liberty, which also serves as its principal office, is 115 East Putnam Avenue, Greenwich, Connecticut 06830. Pursuant to Instruction C to Schedule 13D of the Act, information with respect to AMM, the sole general partner of Liberty, is set forth above.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 18 OF 33 PAGES
--------------------------------------------------------------------------------


         (d) None of the entities or persons identified in this Item 2 has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         (e) None of the entities or persons identified in this Item 2 has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         (f) All of the natural persons identified in this Item 2 are citizens of the United States of America except for BEK, who is a citizen of Canada.

Item 3.  Source and Amount of Funds or Other Consideration.

         The source and amount of funds used or to be used by the Reporting Persons to purchase shares of the Stock are as follows:

Reporting Person            Source of Funds                     Amount of Funds
----------------            ---------------                     ---------------

      TAG                   Working Capital (1)                 $149,375.48 (2)

      EBD                   Not Applicable                      Not Applicable

      DAC                   Not Applicable                      Not Applicable

      MHM Texas             Not Applicable                      Not Applicable

      MHM                   Not Applicable                      Not Applicable

      AMM                   Personal Funds (3)                  $158,537.92 (2)

      RLK                   Personal Funds (3)                    24,447.19 (2)

      ADO                   Personal Funds (3)                    39,080.96 (2)

      KGD                   Personal Funds (3)                    24,447.19 (2)

      RCS                   Personal Funds (3)                    24,447.19 (2)

      KPL                   Personal Funds (3)                     4,125.18 (2)

      BEK                   Personal Funds (3)                     9,770.24 (2)

      Liberty               Contributions from                   355,362.74 (5)
                              partners (4)

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 19 OF 33 PAGES
--------------------------------------------------------------------------------


         (1) As used herein, the term "Working Capital" includes income from the business operations of the entity plus sums borrowed from banks and brokerage firm margin accounts to operate such business in general. None of the funds reported herein as "Working Capital" were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (2) Assumes a consolidated net worth of the Issuer of $1,000,000 immediately prior to the closing of the transactions described in Item 4 and that the following number of shares of the Stock are purchased by the Reporting Persons based on the formula set forth in the Stock Purchase Agreement as described in Item 4:

                  Reporting Person                    Number of Shares
                  ----------------                    ----------------

                        TAG                                453,176
                        AMM                                480,973
                        RLK                                 74,168
                        ADG                                118,564
                        KGD                                 74,168
                        RCS                                 74,168
                        KPL                                 12,515
                        BEK                                 29,641

         (3) As used herein, the term "Personal Funds" may include sums borrowed from banks and brokerage firm margin accounts, none of which were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (4) None of the funds reported herein as "Contributions from Partners" were borrowed or otherwise obtained for the specific purpose of acquiring, handling, trading or voting the Stock.

         (5) This figure (a) assumes the exercise in full by Liberty of the Warrants, (b) assumes an exercise price per share of Warrant Stock of $0.36074,
(c) assumes a consolidated net worth of the Issuer of $1,000,000 immediately prior to the closing of the transactions described in Item 4 and (d) includes $10,000 to be paid for the Warrant. See Item 4.

Item 4.  Purpose of Transaction.

         Under the terms of a Stock Purchase Agreement dated as of August 17, 1989, and executed September 6, 1989, a copy of which is attached hereto as Exhibit H (the "Purchase Agreement"), TAG, AMM, RLK, ADG, RCS, KGD, KPL and BEK (the "Stock Purchasers") will purchase shares of Stock from the Issuer, and Liberty (together with the Stock Purchasers, the "Investors") will purchase warrants to acquire shares of Stock

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 20 OF 33 PAGES
--------------------------------------------------------------------------------


from the Issuer (the "Warrants" and, with respect to the shares of Stock issuable upon exercise of the Warrants, the "Warrant Stock"), such amounts to be determined pursuant to the formulas contained in Section 1.02 of the Purchase Agreement and described below. The formulas are designed to give the Investors, based on certain assumptions, approximately 41% of the shares of Stock outstanding after completion of the sale and assuming exercise in full of the Warrants. The description set forth in this Item 4 of the Purchase Agreement and of the other documents to be entered into in connection therewith, including without limitation the forms of Warrant attached as Exhibit B to the Purchase Agreement (the "Warrant"), Registration Rights Agreement attached as Exhibit F to the Purchase Agreement (the "Registration Rights Agreement"), Employment Agreement between the Issuer and AMM attached as Exhibit G to the Purchase Agreement (the "AMM Employment Agreement"), Employment Agreement between the Issuer and RCS attached as Exhibit H to the Purchase Agreement (the "RCS Employment Agreement" and, jointly with the AMM Employment Agreement, the "Employment Agreements") and SAR Purchase Agreements, as defined below, is not, and does not purport to be, complete, and is qualified in its entirety by reference to the Purchase Agreement and to such other documents.

         Purchase Agreement

         The number of shares of Stock that the Stock Purchasers will purchase (the "Buyer Stock Amount") equals 360,000 plus one-half of 52.89% of the sum of 360,000 and the number of voting shares of Stock outstanding immediately prior to the Closing. The number of shares of Warrant Stock equals the Buyer Stock Amount minus 360,000. Assuming that the number of shares of Stock outstanding immediately prior to the Closing is 3,260,243 (the number of voting shares of Stock outstanding on July 31, 1989), the Buyer Stock Amount will equal 1,317,373 and the holder or holders of the Warrants will have the right to purchase an aggregate of 957,373 shares of Stock.

         In consideration for the Stock, the Investors will pay an aggregate amount equal to the Buyer Stock Amount multiplied by a $0.04647 premium per share over the fully diluted book value per share, minus $10,000 (the "Acquisition Price"). As provided in Section 1.02 of the Purchase Agreement, the fully diluted book value per share will be calculated immediately prior to the closing of the transactions contemplated by the Purchase Agreement (the "Closing") using the sum of (i) the consolidated net worth of the Issuer and
(ii) the aggregate exercise price of the outstanding stock options granted pursuant to the Issuer's 1988 Stock Option Plan (the "Stock Option Plan") to directors of the Issuer (the "Stock Options"), divided by the sum of the number of shares of Stock

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 21 OF 33 PAGES
--------------------------------------------------------------------------------




outstanding, the Stock Options outstanding and the number of stock appreciation rights ("SARs") to be granted to the principals of Huret, Rothenberg & Co., a valuation firm retained by the Issuer to advise it with respect to financial matters.

         The Issuer has agreed that, prior to the Closing, it will not, and will not permit its subsidiaries to, among other things, declare dividends, amend the terms of any outstanding securities of the Issuer or its subsidiaries, incur indebtedness, incur any lien or any asset of the Issuer, issue securities or options, enter into transactions or agreements except to the extent contemplated by the Purchase Agreement.

         The Issuer has also agreed that, subject to the directors' fiduciary obligations, it will not directly or indirectly take any action to solicit, initiate or encourage any offer or indication of interest from any person or engage in negotiations with any person with respect to an "acquisition proposal" and that the Issuer will hold certain information concerning the Investors in confidence.

         In addition to approval of the Purchase Agreement by the affirmative vote of a majority of the outstanding shares of Stock entitled to vote, the obligation of the Investors to consummate the sale is subject to, inter alia:

         (a) the termination of the Stock Option Plan, all stock options previously granted thereunder, and the Issuer's employment agreement with Nicholas E. Toussaint, the Issuer's current President and Chief Executive Officer, and the delivery of all SAR Agreements, as defined below.

         (b) the execution and delivery of the Employment Agreements, the Warrants, and the Registration Rights Agreement, as provided in the Purchase Agreement;

         (c) the appointment or election, as applicable, of AMM as Chairman of the Board and Secretary of the Issuer, RCS as President, Chief Financial Officer and Treasurer of the Issuer and of AMM, RCS, Victor F. Ameye, Jr. (a principal of WNI), Mr. Toussaint and Raymond Kelly (currently a director of the Issuer), as directors of the Issuer.

         The Purchase Agreement may be terminated, whether before or after approval of the Purchase Agreement by the shareholders, by, inter alia:

         (a) either the Issuer or the Investors if the Closing does not occur by October 16, 1989, unless failure to close is attributable to such party's failure to fulfill its obligations under the Purchase Agreement;

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 22 OF 33 PAGES
--------------------------------------------------------------------------------


         (b) AMM as agent for the Investors, if any person, entity or group other than the Investors acquires 50% or more of the shares of Stock outstanding; and

         (c) AMM as agent for the Investors, if any change not contemplated by the Purchase Agreement has occurred since the date of the Purchase Agreement which has caused, or is reasonably likely to cause, a material adverse effect on the condition, revenues, assets, liabilities or capitalization of the Issuer.

         As contemplated by the Purchase Agreement, the Reporting Persons understand that the Issuer has amended its bylaws (effective upon Closing) to require, at any time prior to the first anniversary of the Closing, the approval of all or all but one of the directors for the amendment of the bylaws or the entry into by the Issuer of (i) any material contract or commitment calling for the expenditure by the Issuer of a material amount of funds, any compensation of its directors or officers or the acquisition or disposition by the Issuer of its securities or of other properties or assets and (ii) any other material transaction or commitment. This provision is intended to assure that the approval of Mr. Toussaint or Mr. Kelly or both of them is obtained before the Issuer enters into any material transactions.

WARRANTS

         At the Closing, Liberty will purchase Warrants for a total number of shares of Warrant Stock equal to the Buyer Stock Amount minus 360,000 shares of Stock, or 957,373 shares of Stock based on the current number of outstanding voting shares of Stock of the Issuer, subject to adjustments for stock dividends, subdivisions and combinations of shares of Stock, dividends and certain other distributions to shareholders of the Issuer. The Warrants will be purchased for $10,000 (the "Warrant Price") and will be exercisable for a price per share equal to the sum of (i) the Acquisition Price divided by the Buyer Stock Amount and (ii) $0.02353. The Warrants are exercisable at the earliest of
(i) three years from the Closing, (ii) such time as the consolidated earnings of the Issuer before income taxes and debt service for any fiscal quarter exceed $500,000 or (iii) such time as any change in control specified in the Warrants takes place The Warrants shall expire ten years from the date of the Closing.

         If,  as  a  consequence  of   restrictions   imposed  by   governmental
authorities or by law, including the antitrust

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 23 OF 33 PAGES
--------------------------------------------------------------------------------

laws, the holder of the Warrants is unable to exercise all or any portion of the Warrants without a significant delay or the rights incident to the Warrant Stock issuable upon such exercise would be impaired, the Issuer will repurchase all or the affected portion of the Warrants in accordance with the terms of Section 14 thereof. The repurchase price shall be a price per share equal to the difference between the "current market price" per share, as defined in Section 1 of the Warrants, and the exercise price per share of the Warrant Stock at the time of repurchase.

REGISTRATION RIGHTS AGREEMENT

         Prior to the Closing, the Investors will enter into a Registration Rights Agreement with the Issuer substantially in the form of Exhibit F to the Purchase Agreement. The Registration Rights Agreement provides under certain circumstances for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Investors Stock, the Warrants and the Warrant Stock (collectively, the "Registrable Securities"). If the Issuer proposes to register any equity security, any of the holders of the Registrable Securities may request that their Registrable Securities be included in such registration. Also, after March 31, 1991, at any time when the Issuer has had operating income for any fiscal quarter greater than or equal to $500,000, the holders of at least thirty percent of the Registrable Securities may, on three occasions (and after the Issuer is eligible to use a Form S-3 registration statement, an unlimited number of times), request that the Issuer effect the registration of Registrable Securities. Expenses incurred in the registration will be paid by the Issuer.

EMPLOYMENT AGREEMENTS

         The Employment Agreements will be for an initial term of 3 years (and thereafter will continue in effect from year to year) unless sooner terminated in accordance with their respective terms. The Employment Agreements respectively provide for annual compensation of $50,000 to RCS and $20,000 to AMM. Both Employment Agreements provide for termination by either party upon notice at least six months prior to the end of the initial or any renewal term. Both Employment Agreements are also terminable by the Issuer upon "due cause," as defined therein. Under the terms of the Employment Agreements, RCS and AMM are free to pursue other business ventures, investments and personal matters as long as such activities do not unreasonably interfere with their respective obligations to the Issuer under such Employment Agreements.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 24 OF 33 PAGES
--------------------------------------------------------------------------------

STOCK APPRECIATION RIGHTS

         Under the terms of the Purchase Agreement, at the Closing, the Stock Option Plan and each outstanding Stock Option held by Mr. Toussaint and by each of the directors of the Issuer will be terminated, and each prior holder of a Stock Option will receive SARs of the Issuer equal in number to the number of shares previously covered by that holder's Stock Option. The SARs will be evidenced by, and subject to the terms of, SAR agreements ("SAR Agreements") substantially in the forms of Exhibit A-1 to the Purchase Agreement (in the case of the SARs received by Mr. Toussaint) and Exhibit A-2 to the Purchase Agreement (in the case of the SARs received by directors other than Mr. Toussaint). In addition, principals of Huret, Rothenberg will receive at the Closing, as partial compensation for services rendered by them, 205,000 SARs, such SARs to be evidenced by, and subject to the terms of, an SAP Agreement substantially in the form of Exhibit D to the Purchase Agreement.

         In general, each SAP entitles the holder to receive upon exercise an amount equal to (1) the excess, if any, of the market value (or, if there is no market for the shares, the appraised value) per share at the date of exercise over the exercise price of the SAP plus (2) the amount of any dividends or certain other distributions per share made by the Issuer prior to the exercise date. The exercise price of each SAP other than the SARs issued to principals of Huret, Rothenberg is equal to $0.30, the same as the exercise price of the Stock Options. The exercise price of the SARs issued to Huret, Rothenberg is zero. The SARs issued to Mr. Toussaint also provide for an additional payment on exercise (under Section 2(e) of his SAR Agreement) if the effective ordinary income tax rate exceeds the effective capital gain tax rate at the exercise date.

         The SARs may not be exercised prior to the third anniversary of the Closing. After the third anniversary of the Closing, the SARs may be exercised in whole or in part at any time in the holder's discretion until the seventh anniversary of the Closing, at which date all SARs will be deemed exercised unless the holder expressly declines to exercise the SARs. Notwithstanding the foregoing, the SARs become immediately exercisable upon certain change of ownership transactions, as defined in the SAP Agreements.

         Upon exercise of an SAR, the Issuer, at its option, may pay all or any portion of the amount due to the holder in cash or in shares valued at market value (or, if there is no market for shares, at the appraised value) on the exercise date. If shares are so issued, the holder is afforded certain rights to

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 25 OF 33 PAGES
--------------------------------------------------------------------------------

have such shares registered under the Securities Act, as set forth in Section 5(d) of the SAR Agreements.

                                    * * * * *

         Following the transactions described above and subject to the supermajority provisions of the Issuer's bylaws with respect to action by the Issuer's Board of Directors as described above, the Investors may be deemed to control the Issuer's Board of Directors.

         It is anticipated that following the transactions described above, the Issuer's assets will consist almost entirely of approximately $1,400,000 in cash and cash equivalents, and the Issuer will have no business operations. It is expected that the Issuer will seek ways of employing its assets in order to maximize shareholder values, including through acquisitions or other business combinations, but no assurances can be given in such regard.

         Except as set forth in this Item 4, the Reporting Persons have no present plans or proposals that relate to or that would result in any of the actions specified in clauses (a) through (j) of Item 4 of Schedule 13D of the Act.

Item 5.  Interest in Securities of the Issuer.

         (a)

         Pursuant to the Purchase Agreement and based on the assumptions set forth in Item 4, the aggregate number of shares of the Stock that the Reporting Persons (other than Liberty) may be deemed to own beneficially, pursuant to Rule 13d-3 of the Act, is 1,317,373. The allocation of such shares set forth below and in Schedule 1 to the Purchase Agreement is, however, subject to revision among the Stock Purchasers prior to the Closing. Because, based on the assumptions set forth in Item 4, Liberty will obtain the right to acquire 957,373 shares of the Stock upon the due authorization, issuance and delivery to it of the Warrants and because such Warrants may first become exercisable upon the occurrence of a contingent event that could so occur within 60 days, Liberty may be deemed to be the beneficial owner of such 957,373 shares pursuant to Rule 13d-3 of the Act. Pursuant to Rule 13d-4 of the Act, each Reporting Person disclaims beneficial ownership of all such shares.

         TAG

Based on the  assumptions  set forth in Item 4 and in Schedule 1 to the purchase
Agreement,   the  aggregate  number  of  shares  of  the  Stock  that  TAG  owns beneficially, pursuant to

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 26 OF 33 PAGES
--------------------------------------------------------------------------------

Rule 13d-3(d)(1)(i) of the Act, is 453,176, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(1)(i) of the Act.

         EBD

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of its position as the sole general partner of TAG, EBD may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         DAC

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of his position as one of two general partners of EBD, the sole general partner of TAG, DAC may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         MHM Texas

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of its position as one of two general partners of EBD, the sole general partner of TAG, MHM Texas may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 Shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         MHM

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of his position as the President and sole shareholder of MHM Texas, MHM may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 453,176 shares of the Stock, which constitutes approximately 12.2% of the 3,713,419 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         AMM

Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement and because of his

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 27 OF 33 PAGES
--------------------------------------------------------------------------------

position as the sole general partner of Liberty with respect to 957,373 of such shares of the Stock, AMM may, pursuant to Rule 13d-3 of the Act, be deemed to be the beneficial owner of 1,438,346 shares of the Stock in the aggregate, which constitutes approximately 30.6% of the 4,698,589 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         RLK

         Based on the assumptions set forth in Item 4 in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that RLK owns beneficially, pursuant to Rule 13d-3 of the Act, is 74,168, which constitutes approximately 2.2% of the 3,334,411 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         ADG

Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that ADG owns beneficially, pursuant to Rule 13d-3 of the Act, is 118,564, which constitutes approximately 3.5% of the 3,378,807 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         KGD

Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that KGD owns beneficially, pursuant to Rule 13d-3 of the Act, is 74,168, which constitutes approximately 2.2% of the 3,334,411 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         RCS

Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that RCS owns beneficially, pursuant to Rule 13d-3 of the Act, is 74,168, which constitutes approximately 2.2% of the 3,334,411 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         KPL

         Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that KPL owns beneficially, pursuant to Rule 13d-3 of the Act, is 12,515, which constitutes approximately 0.4% of the 3,272,758 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 28 OF 33 PAGES
--------------------------------------------------------------------------------

         BEK

Based on the assumptions set forth in Item 4 and in Schedule 1 to the Purchase Agreement, the aggregate number of shares of the Stock that BEK owns beneficially, pursuant to Rule 13d-3 of the Act, is 29,641, which constitutes approximately 0.9% of the 3,289,884 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(l)(i) of the Act.

         LIBERTY

         Based on the assumptions set forth in Item 4 and on the view set forth in the first paragraph of this Item 5(a), the aggregate number of shares of the Stock that Liberty owns beneficially, pursuant to Rule 13d-3 of the Act, is 957,373, which constitutes approximately 22.7% of the 4,217,616 shares of the Stock deemed outstanding pursuant to Rule 13d-3(d)(1)(i) of the Act.

         Except as set forth above, to the best of the knowledge of the Reporting Persons, none of the persons named in Item 2 herein is the beneficial owner of any shares of the Stock.

         (b)

         Pursuant to the Purchase Agreement and based on the assumptions set forth in Item 4, the aggregate number of shares of the Stock that the Reporting Persons (other than Liberty) own beneficially, pursuant to Rule 13d-3 of the Act, is 1,317,373. Because, based on the assumptions set forth in Item 4, Liberty will obtain the right to acquire 957,373 shares of the Stock upon the due authorization, issuance and delivery to it of the Warrants and because such Warrants may first become exercisable upon the occurrence of a contingent event that could occur within 60 days, Liberty may be deemed to be the beneficial owner of such 957,373 shares pursuant to Rule 136-3 of the Act. Although the Reporting Persons may be deemed to beneficially own such shares pursuant to Rule 13d-3(d)(l)(i) of the Act, the Reporting Persons possess only the right to acquire such shares and will not, therefore, exercise voting or dispositive power over such shares until the closing of the transactions described in Item 4, as set forth below.

         TAG

         Acting through its sole general partner, TAG has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 29 OF 33 PAGES
--------------------------------------------------------------------------------

         EBD

         As the sole general partner of TAG, EBD has no power to vote or to direct the vote and to dispose or direct the disposition of any shares of the Stock.

         DAC

         As one of two general partners of EBD, which is the sole general partner of TAG, DAC has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         MHM TEXAS

         As one of two general partners of EBD, which is the sole general partner of TAG, MHM Texas has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         MHM

         As the President and sole shareholder of MHM Texas, which is one of two general partners of EBD, which is the sole general partner of TAG, MHM has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         AMM

         As the sole general partner of Liberty and individually, AMM has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         RLK

         RLK has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         ADG

         ADG has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         KGD

         KGD has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 30 OF 33 PAGES
--------------------------------------------------------------------------------

         RCS

         RCS has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         KPL

         KPL has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         BEK

         BEK has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         LIBERTY

         Acting through its sole general partner, Liberty has no power to vote or to direct the vote and to dispose or to direct the disposition of any shares of the Stock.

         (c) Other than as set forth in Item 4 above, none of the persons named in response to paragraph (a) has effected any transactions in shares of the Stock during the past sixty (60) days.

         (d) No persons other than the Reporting Persons have the right to receive or to direct the receipt of dividends from, or the proceeds from the sale of, the shares of the Stock owned by them.

         (e) It is inapplicable for the purposes herein to state the date on which the Reporting Persons ceased to be the beneficial owners of more than five percent (5%) of the outstanding shares of the Stock.

Item 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

         Except as set forth herein or in the Exhibits filed or to be filed herewith, there are no understandings or relationships with respect to the shares of the Stock owned by the Reporting Persons.

Item 7.  MATERIAL TO BE FILED AS EXHIBITS.

         Exhibit A -- Agreement Pursuant to Rule 13d-1(f)(l)(iii), at page 35.

         Exhibit B -- Power of Attorney for Roger L. Keech is to be filed with the Securities and Exchange Commission.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 31 OF 33 PAGES
--------------------------------------------------------------------------------

         Exhibit C -- Power of Attorney for Alan D. Gordon, at page 38.

         Exhibit D -- Power of Attorney for Kim G. Davis, at page 39.

         Exhibit E -- Power of Attorney for Robert C. Shaw, at page 40.

         Exhibit F -- Power of Attorney for Kevin P. Lynch, at page 41.

         Exhibit G -- Power of Attorney for Brian E. Kinsman is to be filed with the Securities and Exchange Commission.

         Exhibit H -- Stock Purchase Agreement, at page 42.

         Exhibit I -- Agreement of Limited Partnership of Liberty Associates Limited Partnership, at page 211.

         Exhibit J -- Press Release, at page 231.

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 32 OF 33 PAGES
--------------------------------------------------------------------------------

         After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

         Dated:  September 15, 1989

                                       THE AIRLIE GROUP, L.P.,
                                       a Delaware limited partnership

                                       By:  EBD, L.P.,
                                            a Delaware limited
                                            partnership, General Partner

                                            By:  MHM TEXAS, INC.,
                                                 a Texas corporation,
                                                 General Partner



                                                 By:  /s/ ERVIN D. CRUCE
                                                      -------------------
                                                          Ervin D. Cruce,
                                                          Vice President

                                       EBD, L.P.,
                                       a Delaware limited partnership


                                       By:  MHM TEXAS, INC.,
                                            a Texas corporation,
                                            General Partner



                                            By:  /s/ ERVIN D. CRUCE
                                                 -------------------
                                                     Ervin D. Cruce,
                                                     Vice President


                                       MHM TEXAS, INC.,
                                       a Texas Corporation



                                       By:  /s/ ERVIN D. CRUCE
                                            -------------------
                                                Ervin D. Cruce,
                                                Vice President


                                            /s/ ERVIN D. CRUCE
                                            -------------------
                                                Ervin D. Cruce,
                                                attorney-in-fact for:

                                       DORT A. CAMERON, III (1)
                                       MORTON H. MEYERSON (2)

                                  SCHEDULE 13D

-------------------------------------                  -------------------------
CUSIP NO.           078142106                                PAGE 33 OF 33 PAGES
--------------------------------------------------------------------------------

                                            /s/ ALEXANDER M. MILLEY
                                            -----------------------
                                                ALEXANDER M. MILLEY

                                            /s/ ALEXANDER M. MILLEY
                                            ------------------------
                                                Alexander M. Milley,
                                                attorney-in-fact for:

                                       ROGER L. KEECH (3)
                                       ALAN D. GORDON (4)
                                       KIM G. DAVIS (5)
                                       ROBERT C. SHAW (6)
                                       KEVIN P. LYNCH (7)
                                       BRIAN E. KINSMAN (8)


                                       LIBERTY ASSOCIATES LIMITED
                                       PARTNERSHIP
                                       a Delaware limited partnership



                                       By:  /s/ ALEXANDER M. MILLEY
                                            ------------------------
                                                Alexander M. Milley,
                                                General Partner